Income Taxes	6 Months Ended	11 Months Ended
	Oct. 31, 2015	Apr. 30, 2015
Income Taxes [Abstract]
Income Taxes

12. Income Taxes

Income taxes have been provided in accordance with ASC 740, Income Taxes.   The effective tax rate for the periods presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rates.  Our effective tax rate may fluctuate as a result of changes in the forecasted annual income level and geographical mix of our operating earnings as well as a result of acquisitions, changes in liabilities recorded for unrecognized tax benefits, changes in the valuation allowances for deferred tax assets, tax settlements with U.S. and foreign tax authorities, and the impact from changes in enacted tax laws.

Our income tax provision and overall effective tax rates were as follows for the periods indicated:

	Three Months Ended		Six Months Ended
	October 31,		October 31,
(in millions, except percentages)	2015	2014	2015	2014

Income tax provision	$6.5	$19.8	$16.9	$32.6
Effective income tax rate	175.7%	60.2%	23.6%	27.3%

Our provision for income taxes differs from the tax computed at the U.S. federal statutory rate primarily due to certain earnings considered as indefinitely reinvested in foreign operations, states taxes, and foreign earnings taxed at lower income tax rates than in the U.S.

The change in our effective tax rate for the second quarter of fiscal 2016 compared to the second quarter of fiscal 2015 was primarily driven by a reduction in the amount of unrecognized tax benefits, a reduction in the valuation allowances for various foreign deferred tax assets, an increase in foreign earnings subject to U.S. taxes, an increase in nondeductible taxable income, and an increase in the proportion of earnings subject to lower foreign tax rates.

The change in our effective tax rate for the first six months of fiscal 2016 compared to the corresponding period of fiscal 2015 was primarily driven by a decrease in the amount of unrecognized tax benefits, an increase in the valuation allowances for various foreign deferred tax assets, an increase in foreign earnings subject to U.S. taxes, a reduction in the amount of nondeductible taxable income, and an increase in the proportion of foreign earnings subject to lower tax rates.

During the upcoming twelve months ending October 31, 2016, we expect a net reduction of approximately $28.2 million of unrecognized tax benefits, primarily due to the expiration of statutes of limitation in various jurisdictions.

Our net deferred tax assets were $103.9 million and $103.6 million as of October 31, 2015 and April 30, 2015, respectively.  We believe it is more likely than not that the net deferred tax assets will be realized in the foreseeable future. Realization of our net deferred tax assets is dependent upon our generation of sufficient taxable income in future years in appropriate jurisdictions to obtain benefit from the reversal of temporary differences, net operating loss carryforwards and tax credit carryforwards.  The amount of net deferred tax assets considered realizable is subject to adjustment in future periods if estimates of future taxable income change.

18.    Income Taxes

Income taxes have been provided in accordance with ASC 740, Income Taxes.   The effective tax rate for the periods presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rates.  Our effective tax rate may fluctuate as a result of changes in the forecasted annual income level and geographical mix of our operating earnings as well as a result of acquisitions, changes in liabilities recorded for unrecognized tax benefits, changes in the valuation allowances for deferred tax assets, tax settlements with U.S. and foreign tax authorities, and the impact from changes in enacted tax laws.

Our income (loss) before income taxes related to the following jurisdictions:

	11 Months Ended	Year Ended May 31,
(in millions)	April 30, 2015	2014	2013
United States	$(187.7)	$(120.0)	$(111.5)
Foreign	155.2	254.3	57.9
Income (loss) before income tax	$(32.5)	$134.3	$(53.6)

The income tax provision (benefit) attributable to earnings from operations consisted of the following:

	11 Months Ended	Year Ended May 31,
(in millions)	April 30, 2015	2014	2013
Current
Federal	$6.3	$14.1	$3.8
State	1.1	3.5	4.4
Foreign	19.5	18.5	50.8
Total current provision	26.9	36.1	59.0

Deferred
Federal	(68.9)	(12.3)	(7.1)
State	(7.1)	0.6	0.6
Foreign	(3.1)	(11.8)	(29.9)
Total deferred provision (benefit)	(79.1)	(23.5)	(36.4)

Total income tax provision (benefit)	$(52.2)	$12.6	$22.6

Effective income tax rate	160.6%	9.4%	(42.2)%

Our income tax provision (benefit) differed from the amount computed by applying the federal statutory rate to our income (loss) before provision for income taxes as follows:

	11 Months Ended	Year Ended May 31,
(in millions)	April 30, 2015	2014	2013
Federal income tax rate	$(11.4)	$47.0	$(18.8)
Subpart F income	5.9	31.0	14.0
Change in valuation allowance related to IRC Section 163(j)	-	-	20.9
Foreign tax rate differential	(49.6)	(49.9)	(3.2)
Reorganization costs	(0.9)	(1.9)	5.6
Change in valuation allowance	0.5	(19.9)	(6.9)
U.S. state tax rate difference	(7.2)	(4.0)	(3.3)
Tax rate changes	-	2.3	2.7
Stock compensation	5.5	11.1	5.4
Withholding tax	9.2	9.0	8.6
Permanent items	1.4	3.8	2.7
Uncertain tax positions	-	(13.0)	(3.3)
Section 199 benefit	(1.6)	-	-
Other	(4.0)	(2.9)	(1.8)
Total income tax provision (benefit)	$(52.2)	$12.6	$22.6

A summary of the components of our deferred tax assets and liabilities was as follows:

	April 30,	May 31,
(in millions)	2015	2014
Deferred tax assets
Foreign operating loss carryforward	$203.3	$261.2
Interest	298.2	292.6
Federal operating loss carryforward	31.0	35.8
Capital loss carryforward	44.5	48.6
Preacquisition disallowed deductions	13.6	16.0
State operating loss carryforward	10.2	11.7
Accrued payroll and related expenses	32.1	35.4
Depreciation	16.6	17.8
Credits	15.7	23.4
Restructuring	-	10.4
Bad debts	2.6	6.6
Accrued severance	0.6	1.4
Other	69.4	42.2
Gross deferred tax assets	737.8	803.1
Less: valuation allowance	(521.7)	(565.2)
Net deferred tax assets	216.1	237.9

Deferred tax liabilities
Intangibles	214.8	309.9
Goodwill	5.4	5.2
Prepaid expenses	0.4	0.5
Gross deferred tax liabilities	220.6	315.6
Net deferred tax assets (liabilities)	$(4.5)	$(77.7)

The net deferred tax asset (liability) was classified on our Consolidated Balance Sheets as follows:

	April 30,	May 31,
(in millions)	2015	2014
Current deferred tax asset	$30.8	$27.5
Non-current deferred tax asset	72.8	88.6
Current deferred tax liability	(1.1)	(1.3)
Non-current deferred tax liability	(107.0)	(192.5)
Net deferred tax assets (liabilities)	$(4.5)	$(77.7)

The following summarizes the rollforward of our deferred tax asset valuation allowance:

(in millions)
Balance, May 31, 2012	$713.1
Changes in valuation allowances related to purchased tax assets	0.8
Adjustment of net operating losses	(135.1)
Provisions for valuation allowance	65.3
Release of valuation allowance	(51.3)
Currency adjustment	1.1
Balance, May 31, 2013	593.9
Adjustment of net operating losses	(26.8)
Provisions for valuation allowance	13.0
Release of valuation allowance	(28.4)
Currency adjustment	13.5
Balance, May 31, 2014	565.2
Adjustment of net operating losses	(10.9)
Provisions for valuation allowance	9.0
Release of valuation allowance	(8.5)
Currency adjustment	(33.1)
Balance, April 30, 2015	$521.7

As of April 30, 2015, we have U.S. Federal net operating loss deferred tax assets amounting to $31.0 million. These losses expire in various years between 2016 and 2032, the majority of which will expire between 2018 and 2026. We also have U.S. foreign tax credits of $0.9 million. In addition, we have state and local net operating losses and credits of $10.2 million and $1.8 million, respectively. Our state and local net operating losses expire in various years between 2016 and 2032. We currently have a deferred tax asset of $290.2 million relating to interest limitations under IRC Section 163(j), which has an indefinite carryforward. Section 382 of the Internal Revenue Code contains rules that limit the ability of a company that undergoes an ownership change to utilize its net operating loss carryforwards and certain built-in losses or deductions. As a result of the Lawson acquisition that occurred on July 5, 2011, the Lawson group experienced an ownership change that resulted in the application of a Section 382 limitation. This limitation is, however, not expected to materially limit our ability to utilize Lawson’s net operating loss carryforwards. In addition, we experienced an ownership change as a result of the global restructuring that occurred April 5, 2012 that resulted in the application of a Section 382 limitation. This limitation is, however, not expected to materially limit our ability to utilize any net operating loss carryforwards. Some of our U.S. loss and credit carryforwards are also subject to various limitations resulting from changes of ownership prior to May 31, 2011, and the possibility of future changes of ownership may further limit our ability to utilize certain loss and credit carryforwards.

As of April 30, 2015, we have foreign net operating loss deferred tax assets amounting to $203.3 million. The majority of these losses relates to our subsidiary operations in the Netherlands, UK, Brazil, France, Austria, Sweden, and Singapore. We also have certain foreign capital loss carryforward deferred tax assets of $44.5 million, the majority of which relates to our subsidiary operations in the UK and are not subject to expiry but do require us to generate certain qualified income in order to utilize. The foreign loss and credit carryforwards are subject to various limitations resulting from prior changes of ownership and the possibility of future changes of ownership may further limit our ability to utilize certain foreign loss and credit carryforwards.

ASC 740 requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion or all of a deferred tax asset will not be realized. We recorded a net increase to our valuation allowance (including the impact of ASC 740-10) in fiscal 2015 of $0.5 million, and a net decrease to our valuation allowance of $28.7 million, and $119.2 million in fiscal 2014 and 2013, respectively. The valuation allowance and the change therein as of April 30, 2015 and May 31, 2014, primarily relate to disallowed carried forward interest expense as well as certain U.S. and foreign net operating losses and capital losses associated with our U.S. and foreign subsidiaries. No other valuation allowances were deemed necessary due to future possible sources of taxable income, including the anticipation of future taxable income and future reversals of existing taxable temporary differences.

Deferred taxes have not been recognized for the excess of the amount for financial reporting over the tax basis of the investment in each of our foreign subsidiaries because the undistributed earnings of each of our foreign subsidiaries are considered permanently reinvested. Therefore, these basis differences are not expected to reverse in the foreseeable future. It is not practicable to calculate the amount of the unrecognized deferred tax liability which would result if these basis differences reversed due to the complexities of the tax laws in various jurisdictions, the number of jurisdictions in which we operate, the complexity of our legal entity structure, and the hypothetical nature of the calculations.

Our income tax returns are routinely audited by taxing authorities and provisions are routinely made in our financial statements in anticipation of the results of these audits. The amount of these tax liabilities may be revised in future periods if estimates of our ultimate liability are revised.

The following summarizes the rollforward of our unrecognized tax benefits:

(in millions)
Balance, May 31, 2012	$193.2
Additions based on tax positions related to current year	12.1
Additions based on tax positions related to prior years	9.7
Reductions based on tax positions related to prior years	(8.8)
Reductions related to settlements	(1.0)
Reductions related to lapses in statute	(19.0)
Additions/(reductions) due to changes in foreign exchange rates	1.2
Other	(1.0)
Balance, May 31, 2013	186.4
Additions based on tax positions related to current year	7.3
Additions based on tax positions related to prior years	2.4
Reductions based on tax positions related to prior years	(6.7)
Reductions related to settlements	(9.0)
Reductions related to lapses in statute	(21.2)
Additions/(reductions) due to changes in foreign exchange rates	2.5
Balance, May 31, 2014	161.7
Additions based on tax positions related to current year	10.3
Additions based on tax positions related to prior years	20.5
Reductions based on tax positions related to prior years	(18.5)
Reductions related to settlements	(0.7)
Reductions related to lapses in statute	(10.6)
Additions/(reductions) due to changes in foreign exchange rates	(18.9)
Balance, April 30, 2015	$143.8

The reversal of the unrecognized tax benefits above would have impacted our effective tax rate (through the recognition of an income tax benefit) at April 30, 2015, May 31, 2014 and 2013 by $70.6 million, $68.3 million and $86.9 million, respectively. During our upcoming fiscal year ending April 30, 2016, we expect that approximately $37.4 million of the unrecognized tax benefits above will reverse, primarily due to the expiration of statutes of limitation in various jurisdictions.

We classify interest on uncertain tax positions as (benefit) provision for income taxes in our Consolidated Statements of Operations. The amount of accrued interest on uncertain tax positions at April 30, 2015 and May 31, 2014, was $17.7 million and $19.7 million, respectively, and is primarily reflected in other long-term liabilities on our Consolidated Balance Sheets. The amount of interest expense recorded for uncertain tax positions for fiscal 2015, 2014 and 2013, net of income tax benefits was $13.4 million, $0.0 million and $2.4 million, respectively.

We classify penalties on uncertain tax positions as (benefit) provision for income taxes in our Consolidated Statements of Operations. The amount of accrued penalties on uncertain tax positions at April 30, 2015 and May 31, 2014, was $5.2 million and $5.7 million, respectively, and is primarily reflected in other long-term liabilities on our Consolidated Balance Sheets. The amount of penalty expense recorded for uncertain tax positions for fiscal 2015, 2014 and 2013 was a benefit of $0.1 million, a benefit of $0.5 million and a benefit of $0.4 million, respectively. The fiscal 2015, 2014 and 2013 benefits were due to the expiration of the statute of limitations in various jurisdictions.

The Company is in the process of completing a voluntary disclosure agreement with a foreign taxing jurisdiction in connection with potential withholding tax exposure on certain intercompany transactions.  Within the next twelve months, it is reasonably possible that the Company will complete negotiations with the taxing jurisdiction and enter into a settlement resulting in tax, interest and penalties ranging from zero to $14.2 million.

Domestically, we file a federal income tax return and generally file state income tax returns in each jurisdiction in which we do business. The statutes of limitations for these returns, with some exceptions, run through 2019. We are generally no longer subject to tax examination domestically for years prior to fiscal year 2011. We are currently subject to federal income tax examinations. We are also currently under examination in a number of state jurisdictions. Management believes that we have adequately provided for any uncertain tax positions that may be addressed in these examinations.

Internationally, we generally file income tax returns in each jurisdiction in which we do business. The statutes of limitations for these returns, with some exceptions, run through 2019. We are generally no longer subject to tax examination internationally for years prior to fiscal year 2009. We are currently under examination in a number of international jurisdictions. Management believes that we have adequately provided for any uncertain tax positions that may be addressed in these examinations.

While management believes we have adequately provided for all tax positions, amounts asserted by taxing authorities could materially differ from our accrued positions as a result of uncertain and complex application of tax regulations. Additionally, the recognition and measurement of certain tax benefits includes estimates and judgment by management and inherently includes subjectivity. Accordingly, additional provisions on tax-related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.